                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                January 28, 1994
                                 Date of Report
                       (Date of Earliest Event Reported)

                            Helmerich & Payne, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                    1-4221                 73-0679879
    --------                    ------                 ----------
(State or Other              (Commission              (IRS Employer
Jurisdiction of                  File                Identification
Incorporation)                  Number)                  Number)

               1579 East 21st Street Tulsa, Oklahoma       74114
             (Address of Principal Executive Offices)   (Zip Code)

                                 (918) 742-5531
                            (Registrant's Telephone
                               Number, Including
                                   Area Code)

                                      N/A
         (Former Name or Former Address, if Changed since Last Report)





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ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS

         On January 18, 1994, the District Court of Harris County, Texas dismissed without prejudice the lawsuit styled Theresa Arceneaux, et al. v. Natural Gas Odorizing, Inc., Case Number 93-568602, District Court Harris County, Texas, 165th Judicial District. Prior to dismissal, plaintiffs had sought actual damages of $500 million dollars and punitive damages of $500 billion dollars against Registrant's wholly owned subsidiary, Natural Gas Odorizing, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HELMERICH & PAYNE, INC.

                                        By: STEVEN R. MACKEY
                                            ----------------
                                            Steven R. Mackey
                                            Vice President, Secretary,
                                              and General Counsel

DATED this 28th day of January, 1994.





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